April 21, 2016 2016 First Quarter Earnings Investor Presentation Exhibit 99.2

1

Forward-looking Statements
When used in this presentation and in documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,”
“are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items of Banc of California Inc. and its affiliates (“BANC,” the “Company,” “we,” “us” or “our”). By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.
Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) risks that the
Company’s acquisitions and dispositions, including the acquisitions of branches from Banco Popular, The Private Bank of California, and CS Financial, Inc., and the
acquisition and disposition of The Palisades Group, may disrupt current plans and operations, the potential difficulties in customer and employee retention as a result of those transactions and the amount of the costs, fees, expenses and charges related to those transactions; (ii) the credit risks of lending activities, which may be affected by further deterioration in real estate markets and the financial condition of borrowers, may lead to increased loan and lease delinquencies, losses and nonperforming assets in our loan portfolio, and may result in our allowance for loan and lease losses not being adequate to cover actual losses and require us to materially increase our loan and lease loss reserves; (iii) the quality and composition of our securities and loan portfolios; (iv) changes in general economic conditions, either nationally or in our market areas; (v) continuation of the historically low short-term interest rate environment, changes in the levels of general interest rates, and the relative differences between short- and long-term interest rates, deposit interest rates, our net interest margin and funding sources; (vi) fluctuations in the demand for loans and leases, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area;
(vii) results of examinations of us by regulatory authorities and the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan and lease losses, write-down asset values, increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; (viii) legislative or regulatory changes that adversely affect our business, including changes in regulatory capital or other rules; (ix) our ability to control operating costs and expenses; (x) staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; (xi) errors in our estimates in determining fair value of certain of our assets, which may result in significant declines in valuation; (xii) the network and computer systems on which we depend could fail or experience a security breach; (xiii) our ability to attract and retain key members of our senior management team; (xiv) costs and effects of litigation, including settlements and judgments; (xv) increased competitive pressures among financial services companies; (xvi) changes in consumer spending, borrowing and saving habits; (xvii) adverse changes in the securities markets; (xviii)
earthquake, fire or other natural disasters affecting the condition of real estate collateral; (xix) the availability of resources to address changes in laws, rules or regulations or to respond to regulatory actions; (xx) inability of key third-party providers to perform their obligations to us; (xxi) changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business or final audit adjustments, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; (xxii) war or terrorist activities; and (xxiii) other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described in this report and from time to time in other documents that we file with or furnish to the SEC. You should not place undue reliance on forward-looking statements, and we undertake no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

2

$6.5
$7.9
$26.5
$104.3
$132.5
FY 2012
FY 2013
FY 2014
FY 2015
1Q16
$1.7
$3.6
$6.0
$8.2
$9.6
YE 2012
YE 2013
YE 2014
YE 2015
1Q16
Banc of California Franchise Value Accelerating
$9.6 billion in Assets
Record $278 million noninterest-
bearing deposit growth in 1Q16
All organic growth since YE2014
CAGR +71%
CAGR +113%
1
#1 Total Shareholder Return of all banks on 2016 Forbes Top 100 Banks List from January 1, 2015 to March 31, 2016
2
Dollars in billions    3   Dollars in millions
14.5% ROATCE 1Q16
0.9% ROAA 1Q16
#1 Performing Bank Stock Since YE2014
Pretax Income
3
Total Assets
2
Banc of California winning market share and top talent
Annualized
1

3
3
$0.29
$0.32
$0.29
$0.39
$0.36
1Q15
2Q15
3Q15
4Q15
1Q16
$22.1
$27.4
$23.8
$31.0
$33.0
1Q15
2Q15
3Q15
4Q15
1Q16
0.9%
1.0%
0.9%
1.0%
0.9%
1Q15
2Q15
3Q15
4Q15
1Q16
13%
15%
12%
17%
14%
1Q15
2Q15
3Q15
4Q15
1Q16
1
Diluted     2  Dollars in millions
3   Return on Assets and Return on Tangible Common Equity based on average assets and average tangible common equity, respectively, over stated time periods
Track-Record of Compelling, Sustainable Financial Results
Eighth Straight Quarter Exceeding Analyst Estimates
Pretax Income
2
Earnings per Share
1
Return
on
Tangible
Common
Equity
3
Return on Assets

Los Angeles Times

REUTERS

SAN FRANCISCO BUSINESS TIMES

Affordable Housing
Payment Services
Financial Literacy
Real Estate Lending
Business Lending
Commercial Banking
Trust Services
Private Banking
Institutional Banking
Treasury Services
Residential Lending
Community Banking
Secured Lending
Economic Growth
Advisory Services
Diverse Communities

4

Banc of California has successfully attracted key employees and teams from
New York and Canadian-based competitors
L.A.’s ‘bank to the stars,’ City National Bank,
now under Canadian ownership
CIT
to buy OneWest Bank for more reliable
funding source
S.F. loses another HQ as Union Bank’s
parent moves to New York
California Banking Landscape Increasingly Attractive
California Clients and Employees Expressing Preference for California’s Bank

2016 capital deployment and growth focused on Commercial Banking segment
Mortgage Banking segment impacted by negative valuation marks on MSR portfolio during 1Q16
Sale of The Palisades Group, which represented the Financial Advisory Segment, is expected to close in 2Q16.
Sale will end reporting of this segment and retains $20+ million in upside to be realized over the next several years, subject to certain performance-related conditions.
+35%
77%
78%
91%
90%
100%
1Q15
2Q15
3Q15
4Q15
1Q16
Commercial Banking
$52.0
$54.1
$55.6
$62.1
$70.4
1Q15
2Q15
3Q15
4Q15
1Q16
Commercial Banking Segment Driving Earnings Strength
Mortgage Banking Segment Profits Expected to Accelerate in 2Q/3Q
1
Dollars in millions     2  Business Segment Pretax Income inclusive of intra-company allocations ; excludes unallocated Corporate / Other interest expense.
Mortgage Banking and Financial Advisory segments reported negative pre-tax income after allocated intra-company expenses for
1Q16.
High quality earnings resulting in low earnings volatility with strong financial results
Pretax Income by Business Segment
Net Interest Income
$18.5
$24.7
$25.3
$31.9
$43.8
1
2

Noninterest Expense and Productivity
Investments in Scalable Platform Yielding Positive Results
1
Includes Mortgage Banking-related commissions, bonus and loan-related expenses
6
Assets / FTE
Noninterest Expense
($ in millions)
1
($ in millions)
Efficiency Ratio
-15%
$58.3
$64.7
$63.4
$67.9
$70.4
$17.6
$20.6
$17.5
$16.1
$16.5
$2.6
$0.8
$2.7
$2.2
$75.9
$87.9
$81.7
$86.7
$89.1
1Q15
2Q15
3Q15
4Q15
1Q16
Base
Volume-Related
Acquisition/Non-core
$3.3
$3.6
$3.5
$4.0
$4.0
$4.1
$4.4
$4.8
$5.7
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
86%
92%
88%
75%
73%
FY 2012
FY 2013
FY 2014
FY 2015
1Q16

7

($ in billions)
Deposit Growth Driven by Deepening Client Relationships
Non-Interest Bearing Deposit Growth Evidence of Strengthening Relationships
$4.9
$5.1
$5.4
$6.3
$6.8
1Q15
2Q15
3Q15
4Q15
1Q16
$0.7
$0.9
$1.0
$1.1
$1.4
1Q15
2Q15
3Q15
4Q15
1Q16
+41%
+87%
Noninterest-bearing Deposits
Total Deposits
($ in billions)
Record quarterly noninterest-bearing deposit growth of $278 million

$495
$629
$729
$914
$823
1Q15
2Q15
3Q15
4Q15
1Q16
Commercial Banking Segment Loan Production
Strong Commercial Banking Loan Production
On Track to Achieve 2016 Target for Total Annual Loan Production
($ in millions)
+66%
Commercial Banking segment
yield of 4.2% on new loans in
1Q16
Mortgage Banking Segment
production over $1 billion in 1Q
Management guidance for 2016
total loan production of over
$8 billion with approximately
$2.5 billion from Commercial
Banking Segment

5.1%
5.8%
6.4%
7.0%
1.5%
1.5%
1.5%
1.5%
6.6%
7.3%
7.9%
8.5%
2016
2017
2018
2019
9.0%
9.0%
8.2%
7.4%
8.1%
1.8%
4.2%
3.9%
3.3%
5.1%
10.8%
13.2%
12.1%
10.7%
13.2%
1Q15
2Q15
3Q15
4Q15
1Q16
Common Equity Tier 1 (CET1)
Additional Tier 1
Capital Ratios Continue to Exceed Basel III Guidelines
Capital Structure Focused on Total Tier 1 Eligible Capital
BASEL III Capital Requirements
BANC Capital Ratios

Asset Quality Remains Strong and Stable
1Q
2015
2Q
2015
3Q
2015
4Q
2015
1Q
2016
%
Change
YoY
NPAs
/ Assets
0.71%
0.66%
0.62%
0.56%
0.46%
(35%)
NPAs / Equity
8.4%
6.7%
7.0%
7.1%
5.1%
(39%)
ALLL / NPLs
69%
81%
77%
79%
81%
17%
ALLL / Total Loans
0.75%
0.78%
0.74%
0.69%
0.66%
(12%)
ALLL and
Discount / Total Loans
3.27%
2.94%
2.65%
2.66%
2.47%
(24%)

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

11

Implications for BANC
Reduction in debit card interchange revenue
FDIC Fees/Surcharge
Durbin Amendment
Stress Testing (DFAST)
Consumer Financial Protection Bureau (CFPB)
Addition of CFPB as regulator
Focused on consumer protection and UDAAP
compliance
Required annual stress testing covering credit,
PPNR, liquidity and capital
Revised assessment framework for FDIC
insurance assessment fees
Regulatory Changes
Threshold for qualifying banks based on prior year-end balance sheet.
Limited current debit card revenue; Durbin impact as a tax on future growth
Credit risk analytics team already in place running stress testing of portfolio
BANC has run enterprise stress testing program for the 2+ years
Limited expenses projected for DFAST compliance; primarily related to one time items
Robust compliance risk assessment and program in place today with comprehensive compliance testing
Likely to result in increased budget for examination and regulatory expenses
De minimis ongoing impact from large bank FDIC assessment formula
Limited impact from FDIC special assessment passed in 2015 which is expected to sunset in 2018. Impacts only deposits in excess of $10 billion with an estimated surcharge of 4.5 bps.
BANC Well-Prepared to Cross $10 Billion in Assets
Organic Growth Continues to be Highly Accretive Inclusive of Regulatory Considerations
Board and Governance
Additional Board and Governance Policies and
Responsibilities under multiple regulations
Increased Board and Governance responsibilities will increase Board,
Enterprise risk and governance responsibilities and require increased resources and budget during transition period

+40% CAGR
+71% CAGR

+42% CAGR
+66% CAGR

+24% CAGR
+113% CAGR

+6% CAGR
+42% CAGR

Accelerating Results Under Current Leadership
Platform and Infrastructure Investments Leading to Increased Long-term Value Creation
1
Dollars in billions    2  Dollars in millions    3  Diluted
4   Normalized to assume full 40% tax rate
12
Deposits
Earnings
per
Share
Assets
4
2016
Guidance
($3)
Annualized
$0.9
$1.0
$1.7
$3.6
$6.0
$8.2
$9.6
2010
2011
2012
2013
2014
2015
1Q16
$0.6
$0.8
$1.3
$2.9
$4.7
$6.3
$6.8
2010
2011
2012
2013
2014
2015
1Q16
$3.9
$6.5
$7.9
$26.5
$104.3
$132.5
2010
2011
2012
2013
2014
2015
1Q16
$(0.31)
$(0.15)
$1.60+
$0.35
$0.39
$0.41
$1.34
2010
2011
2012
2013
2014
2015
1
1
3
Pretax
Income
2

13

2016 Guidance Implies Continued Outperformance
Maintaining ROATCE and ROAA with Strong Balance Sheet Growth To Yield 15%+ EPS Growth in 2016
Metric
FY 2016
ROATCE
15%
ROAA
1%+
Efficiency
Ratio
65% -
70%
Total Assets
$10 -
$11 billion
Earnings
Per
Share
$1.60+
Management expects total assets to exceed $10 billion during 2016 based on current market conditions
Management expects to be subject to DFAST requirements beginning in 2018
1
Excluding expenses related to capital transactions
Q2 redemption of senior notes is expected to result in $2 -$3 million of expenses related to capital transactions during the period
1